SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                           ------------------------

                                   FORM 8-K

                                Current Report

                    Pursuant To Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 6, 2003


                                 E-Z-EM, INC.
                                 ------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


             1-11479                            11-1999504
             -------                            ----------
   (Commission File Number)         (IRS Employer Identification No.)


               1111 Marcus Avenue, Lake Success, New York 11042
               ------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (516) 333-8230
                                --------------
             (Registrant's Telephone Number, Including Area Code)



ITEM 5.  OTHER EVENTS

         On March 6, 2003, E-Z-EM, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company's Board of Directors has authorized the repurchase of up to 300,000 shares of the Company's common stock. The repurchase program allows for shares to be repurchased from time to time in the open market depending on price and market conditions.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         Exhibit 99.1 Press Release dated March 6, 2003.

                                  SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2003                           E-Z-EM, INC.
                                               (Registrant)


                                               By:  /s/ Anthony A. Lombardo
                                                    ---------------------------
                                                    Anthony A. Lombardo
                                                    President and Chief
                                                    Executive Officer

                                                                  Exhibit 99.1

FOR IMMEDIATE RELEASE

                                                     Contact: Dennis J. Curtin
                                                       Chief Financial Officer
                                              Phone: 1-800-544-4624, ext. 3320

                E-Z-EM BOARD OF DIRECTORS AUTHORIZES REPURCHASE
                           PROGRAM FOR COMMON STOCK

Lake Success, New York; March 6, 2003--E-Z-EM, Inc., (AMEX: EZM) today announced that its Board of Directors has authorized the repurchase by the Company of up to 300,000 shares of Common Stock.

The program, which the Board intends to review regularly, allows for shares to be repurchased from time to time in the open market depending on price and market conditions. Repurchased common shares will be added to the Company's treasury shares, and will be used to meet current and near-term stock requirements for benefit plans and other corporate purposes. E-Z-EM had over 10 million shares of common stock outstanding as of January 9, 2003.

Commenting on the announcement, Anthony A. Lombardo, President and CEO of E-Z-EM, said, "We believe E-Z-EM stock is currently undervalued. This program will offer us a chance to repurchase stock at very attractive prices while enabling us to enhance shareholder value."

About E-Z-EM, Inc.

E-Z-EM is the world's largest manufacturer of contrast agents for gastrointestinal radiology. The Company has developed the only CT injector on the market that can help detect contrast extravasation, the EmpowerCTTM with patented EDA(TM) technology; it also offers a complete tool kit for the virtual colonoscopy practitioner. This product line consists of virtual colonoscopy hardware, software, nutritional prep kits and bowel cleaners, tagging agents and a carbon dioxide colon insufflation system. E-Z-EM's wholly-owned subsidiary, AngioDynamics, manufactures a wide range of products, including angiographic, vascular access, thrombolytic, angioplasty, stents, as well as abdominal infection drainage products. AngioDynamics' focus is on diagnostic and therapeutic products for interventional radiology and other areas of minimally invasive surgery. Enteric Products, Inc., another subsidiary, develops, manufactures and markets tests for detection of the ulcer- and cancer-causing bacterium Helicobacter pylori. For additional information, please contact Tom Johnson at 1-800-544-4624, ext. 3317, (E-mail: tjohnson@ezem.com) or visit our corporate web site at www.ezem.com.

The statements made in this document contain certain forward-looking statements that involve a number of risks and uncertainties. Words such as "expects", "intends", "anticipates", "plans", "believes", "seeks", "estimates," or variations of such words and similar expressions, are intended to identify such forward-looking statements. Investors are cautioned that actual events or results may differ from the Company's expectations. In addition to the matters described above, the ability of the Company to develop its products, market acceptance of virtual colonoscopy as a new imaging procedure, future actions by the FDA or other regulatory agencies, results of pending or future clinical trials, overall economic conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from Group Purchasing Organizations, competition, including alternative procedures which continue to replace traditional fluoroscopic procedures, as well as the risk factors listed from time to time in the SEC filings of E-Z-EM, Inc., including but not limited to its Form 10-Q for the quarter ended November 30, 2002, as well as its Annual Report on Form 10-K for the year ended June 1, 2002, may affect the actual results achieved by the Company.

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